UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 14, 2011
Date of Report (date of Earliest Event Reported)

Sara Creek Gold Corp.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-52892	98-0511130
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
5348 Vegas Drive, #236
Las Vegas, NV 89108
 (Address of principal executive offices and zip code)

702-952-9677
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1) On February 14, 2011, the Board of Directors of Sara Creek Gold Corp. (the “Registrant”) dismissed Etania Audit Group, P.C., as its independent registered public account firm. On February 14, 2011, the accounting firm of L.L. Bradford. was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of Etania Audit Group, P.C. and the engagement of L.L. Bradford, as its independent auditor. None of the reports of Etania Audit Group, P.C. on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that Etania Audit Group, P.C.’s  audit report on the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended August 31, 2010, contained a going concern qualification.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto, preceding the dismissal of Etania Audit Group, P.C., and through February 14, 2011, there were no disagreements with Etania Audit Group, P.C., which were not resolved on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Etania Audit Group, P.C., would have caused Etania Audit Group, P.C. to make reference to the subject matter of the disagreements in connection with its report on the Registrant's financial statements.

(a)(2) On February 14, 2011, the Registrant engaged L.L. Bradford, as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted L.L. Bradford, regarding any of the following:

(i)       The application of accounting principles to a specific transaction, either completed or proposed;

(ii)       The type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Madsen & Associates CPA’s, Inc. concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)               Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

(a)(3) The Registrant has provided Etania Audit Group, P.C., prior to the time of the filing of this 8-K with a copy of the disclosures made herein. The Registrant requested Etania Audit Group, P.C. to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made here and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as an Exhibit 16.1.

ITEM 8.01 OTHER EVENTS

On January 10, 2011, the Board of Directors of Sara Creek Gold Corp. (the “Company”) approved a reverse split off all of the Company’s issued and outstanding shares of common stock at a ratio of 30:1. Such reverse split was made effective in the market on February 8, 2011.

The reverse split did not result in a change in the Company’s authorized number of shares, which is 750,000,000 shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exh. #                                Description

16.1                      Letter of Etania Audit Group PC dated February 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARA CREEK GOLD CORP.

Date: February 16, 2011                                                                           By:           /s/ JEAN POMERLEAU_______
Name:                       Jean Pomerleau
Title:           President